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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported) March 1, 2002


                                       ZAP
                             (Formerly ZAPWORLD.COM)
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)

          (Commission File Number)                          000-30300

      (I.R.S. Employer Identification No.)                 94--3210624



    117 Morris Street, Sebastopol, California                 95472
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    (Address of Principal Executive Offices)                 Zip Code

                                 (707) 824--4150
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

On March 1, 2002, ZAP issued the attached press release announcing the Filing of Chapter 11 Bankruptcy Proceedings.

Reference is made to the press release, which is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7. EXHIBITS

        EXHIBIT 99.1              PRESS RELEASE
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                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         ZAP
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     (Registrant)
                                            BY: /s/ GARY STARR
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     March 1, 2002                          Gary Starr, Director / Chief
                                            Executive Officer